EXHIBIT 24.01

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints
W. David Hanks, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorney-in-fact and agent may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ JOSEPH A. HAFNER JR.
                                               Joseph A. Hafner Jr.

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ FRANK A. GODCHAUX III
                                               Frank A. Godchaux III

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ CHARLES R. GODCHAUX
                                               Charles R. Godchaux

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr., his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorney-in-fact and agent may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ W. DAVID HANKS
                                               W. David Hanks

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ E. WAYNE RAY JR.
                                               E. Wayne Ray Jr.

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign her name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ MARY G. WIECK
                                               Mary G. Wieck

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign her name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ THERESA G. PAYNE
                                               Theresa G. Payne

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ W. ELTON KENNEDY
                                               W. Elton Kennedy

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ E. JAMES LOWREY
                                               E. James Lowrey

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ THOMAS B. WALKER JR.
                                               Thomas B. Walker Jr.

                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of Riviana Foods Inc. (the "Company") hereby constitutes and appoints Joseph A. Hafner, Jr. and W. David Hanks, or either one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all instruments or documents which said attorneys-in-fact and agents may deem advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission or the securities laws and regulations of any state, in connection with the registration under the 1933 Act of a continuous public offering by selling stockholders of the Company of shares of Common Stock of the Company, including without limitation, power and authority to sign his name to the Company's Registration Statement on Form S-3 under the 1933 Act, and any pre-effective or post-effective amendments thereto relating to the registration and sale of such securities pursuant to the terms and conditions described in said Registration Statement, and to file the same with all exhibits thereto and all such other instruments and documents necessary or incidental in connection therewith with the Securities and Exchange Commission and with the securities authority of any state, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and if necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

December 16, 1996

                                           /s/ PATRICK W. ROSE
                                               Patrick W. Rose